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                                                                   EXHIBIT 99.18

                       OFFICE OF THE UNITED STATES TRUSTEE

                                                                     Page 1 of 3

In re:                                                        DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company
                                                                   Statement Number:    33
Chapter 11                                                      For the Period FROM:   7/1/2004
Case No. LA 01-44828-SB (Administratively Consolidated with                      TO:  7/31/2004
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)

                                                                      Collateral      Concentration
                                                                        Account          Account
                                                                    --------------    -------------
Balance before Statement #1                                             268,333.21        65,956.21
                                                                    --------------    -------------
A.  Total Receipts per all Prior Interim Statements                   5,459,596.03     4,181,666.40
                                                                    --------------    -------------
B.  Less:  Total Disbursements per all Prior Statements               4,413,903.55     4,236,235.25
                                                                    --------------    -------------
C.  Beginning Balance                                               $ 1,314,025.69    $   11,387.36
                                                                    --------------    -------------
D.  Receipts during Current Period
    Description
         7/6/2004     Wire Transfer                                                       70,000.00
         7/7/2004     High Fliers                                           437.18
        7/21/2004     Wire Transfer                                                      200,000.00
        7/26/2004     Yeni Taiul                                          9,985.00
        7/26/2004     High Fliers                                         1,799.08
        7/30/2004     Tanya Miller                                          220.00
        7/30/2004     Doniger & Fetter                                    9,640.02
        7/30/2004     Property Management                                 2,800.00
        7/30/2004     Sony Pictures Classic                                 563.00
        7/30/2004     interest                                            1,176.62
      TOTAL RECEIPTS THIS PERIOD                                         26,620.90       270,000.00     -     -
                                                                    --------------    -------------   ---   ---
E.  Balance Available (C plus D)                                    $ 1,340,646.59    $  281,387.36   $ -   $ -
                                                                    --------------    -------------   ---   ---

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 33            Page 2 of 3

F.  Less:  Disbursements during Current Period:

  Date      Check No.             Payee/Purpose
  ----      ---------             -------------
7/2/2004                ADP Fees                                                    239.05
7/6/2004                ADP Taxes                                                  9628.76
7/6/2004                Wire Transfer                             70,000.00
7/6/2004     8098       Payroll                                                    1019.09
7/6/2004     8099       Payroll                                                   12480.75
7/6/2004     8100       Payroll                                                    1351.58
7/6/2004     8101       Payroll                                                    2385.41
7/7/2004    37983       AT&T                                                        315.00
7/7/2004    37984       SBC                                                          88.42
7/7/2004    37985       SBC                                                         371.04
7/7/2004    37986       Personnel Concepts Limited                                   50.77
7/7/2004    37987       Bonded Services, Inc                                       6287.40
7/7/2004    37988       Clumeck,Stern,Schenkelburg& Getzo                          3905.00
7/12/2004   37989       TANYA MILLER                                               2835.34
7/13/2004   37990       PMG                                                         100.00
7/13/2004   37991       Fred Marhabi                                               1500.00
7/16/2004               ADP Fees                                                    279.62
7/16/2004   37992       Cash                                                        500.00
7/20/2004    8102       Payroll                                                    1019.09
7/20/2004    8103       Payroll                                                   12260.37
7/20/2004    8104       Payroll                                                    1351.57
7/20/2004    8105       Payroll                                                    2385.39
7/20/2004               ADP Taxes                                                  9437.03
7/21/2004               Wire Transfer                            200,000.00
7/23/2004               ADP Fees                                                     37.68
7/23/2004   37993       Health Net                                                 2339.39
7/23/2004   37994       Business Specialty Printers                                 272.79
7/23/2004   37995       ATI Solutions, Inc.                                        6326.44
7/23/2004   37996       Blue Shield of California                                   316.00
7/23/2004   37997       Alice P.Neuhauser                                           407.13
7/23/2004   37998       Recall                                                     1626.08
7/23/2004   37999       AT&T                                                        164.05
7/23/2004   38000       SBC                                                          35.17
7/26/2004   38001       Brandon & Morner-Ritt                                     12914.77
7/26/2004   38002       SBC                                                         333.45
7/26/2004   38003       KEREN AMINIA                                               2101.30
7/28/2004   38004       Stutman Treister & Glatt                                 141928.36
7/28/2004   38006       Federal Express                                              57.46
7/30/2004   38007       New Beginnings Enterprises                                  372.00
7/30/2004   38008       Sierra Sign Images                                          436.40
7/30/2004   38009       N. Ferdman Engraving                                         33.15
7/30/2004   38010       Preferred Media Inc                                          15.00
7/30/2004   38011       Qwest Communications                                        104.24
7/30/2004               ADP Fees                                                    264.48
      TOTAL DISBURSEMENTS THIS PERIOD:                           270,000.00     239,876.02     -     -
                                                             --------------   ------------   ---   ---
G.  Ending Balance (E less F)                                $ 1,070,646.59   $  41,511.34   $ -   $ -
                                                             --------------   ------------   ---   ---

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 33            Page 3 of 3

H.  (1)  Collateral Account:
          a)  Depository Name and Location:  Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                   323221556
     (2)  Concentration Account:
          a)  Depository Name and Location:  Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                   1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account    1891215236    $    731.10
Bank of Scotland - Pinocchio                3516309     845,078.87    Pound Sterling   Time Deposit
Bank of Scotland - Basil                    3516317     207,454.56    Pound Sterling   Time Deposit (KL' s interest is 50%)
Allied Pinocchio                           10747301         382.86    Pound Sterling
Edge Entertainment                       1891152710    $    172.89
European Films LTD                       1890563818    $   ,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    BLT Venture            178-71491-7        $ 16,890.04
    BLT Venture            16-524173-1101     $    565.18
    KL MDP Sensation       60-066-930         $ 17,724.61
    KL\7 Venture           1890-69-6360       $ 11,915.49
    Denial Venture         1890-69-6501       $ 42,390.94
    Cracker LLC            1891-04-1665       $    732.79
    Swing                  323-518095         $  6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                      /s/ Alice Neuhauser
                                                      -------------------------
                                                      Debtor in Possession